                            ADVANTUS HORIZON FUND, INC.

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2002       [ADVANTUS LOGO]
                                                             CAPITAL MANAGEMENT

[GRAPHIC OF PAPERWORK]

CUT DOWN PAPERWORK, NOT TREES.

Advantus now offers e-delivery of prospectuses, annual and semi-annual reports. To find out more, call Advantus Shareholder Services at (800) 665-6005.

ADVANTUS Horizon Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN
SECURITIES                         7

STATEMENT OF ASSETS
AND LIABILITIES                   12

STATEMENT OF
OPERATIONS                        13

STATEMENTS OF CHANGES
IN NET ASSETS                     14

NOTES TO FINANCIAL
STATEMENTS                        15

DIRECTORS AND
EXECUTIVE OFFICERS                20

SHAREHOLDER SERVICES              22

Letter from the President                       [GRAPHIC OF WILLIAM N. WESTHOFF]

Dear Shareholder:

The economic recovery is well underway, which was no small task in light of nearly two years of slowing economic growth, a series of major corrections in the stock market and the September 11 attacks on America, which devastated the already ailing economy and stock market. We feel that the economy is improving, largely due to hand-in-glove monetary and fiscal strategies.

MONETARY POLICY: THE FEDERAL RESERVE'S AGGRESSIVE ACTIONS. In 2001, the Fed dropped its fed funds rate by 475 basis points (4.75%). The U.S. hadn't seen rates this low since the early 1950s. The Fed has met twice in 2002 and has not yet changed the fed funds rate. At the January 30 meeting, the Fed had a bias toward weakness. At the March 19 meeting, they changed to a neutral bias. Clearly, they believe things are looking up.

FISCAL POLICY: CONGRESSIONAL ACTIONS. In March, Congress approved more than $70 billion to further fund our country's fiscal initiatives. Although this was less than half of the amount originally sought, it will provide a significant boost to the overall economy. These fiscal policies included:

- Social programs to help Americans

- Aiding in the unprecedented search for victims and clear the World Trade Center complex in New York City

- Setting up the national network needed for Homeland Security

- Increasing defense spending, substantially

Business spending (goods and inventories) continued to decline in the second half of 2001, following a trend started in the previous year. The business economy has retooled since September 11. Late in fourth quarter 2001, we saw companies drawing down inventories to low levels. The good news is that this has led to some production increases to rebuild inventory in the first quarter 2002. Companies are still cautious in their capital spending. We've come a long way in the past six months, and we believe all signs point to continued progress.

Market cycles and economic signs point to an equity market recovery. Remember that valuations are key, and companies need to generate sustainable profits to court potential investors. As investors' confidence returns to the equity market, the debt market will likely ratchet down. We believe equities will outperform bonds, and bonds will outperform cash.

As the economy gathers momentum in the second half of the year, we expect upward pressure on interest rates, particularly the short maturities. We also expect that since the Federal Reserve has shifted to a neutral bias, it will later move towards a more restrictive posture. Keep in mind that each Federal Reserve action takes about 13 months to work through the economy, and we had 10 Fed actions in 2001. All in all, we believe that economic recovery is underway.

This reporting period was an extremely difficult period for our nation and for our markets, and history will record it as such. We believe the investment landscape is steadily improving, so keep focused on your investment objectives and think long term. Long-term investors are rewarded for their discipline and patience.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS Horizon Fund

Performance

The Advantus Horizon Fund's performance for the six month period ended March 31, 2002, for each class of shares offered was as follows:

Class A                       13.94 percent*
Class B                       13.51 percent*
Class C                       13.58 percent*

This compares to the Fund's benchmark, the Russell 1000 Growth Index,** which returned 12.16 percent over the same period.

Performance Analysis

The bottoming of the economy was the driving factor over the last six-months. With continued strength in consumer spending, the economy was able to actually grow during the fourth quarter of 2001. The result was a relief rally in the stock market.

The strongest sectors for the market were Technology and Consumer Discretionary. For the Fund, technology leaders included Intel Corporation, Microsoft Corporation and Cisco Systems, Inc., all of which posted sharply higher stock prices as the technology outlook began to improve during the period. While growth has not yet returned to most areas of technology, the rate of decline has slowed while certain pockets are beginning to see a pick up in demand. It remains to be seen whether this is just inventory replenishment, or if it is being driven by an improvement in end demand. Information Technology stocks currently make up 26 percent of the Horizon Fund compared to 29 percent for the Russell 1000 Growth Index.**

Continued consumer spending drove the retail stocks higher during the period. Quality growth stocks in the Fund participated in this rally with Kohls Corporation up 48 percent, Home Depot, Inc. up 27 percent, Wal-Mart Stores, Inc. up 24 percent and Family Dollar Stores up 22 percent for the six-month period. All of these companies have been held in the Fund for a number of years due to their attractive long-term earnings growth rates. After helping the Fund during the past six-months, the Fund has selectively taken profits in some of the retail stocks as they have approached out target prices.

Strong performance comes from both selecting the right stocks as well as avoiding the weak areas of the market. The stock selection process kept the Fund out of several weak areas. The Fund held no Enron stock, and had no investments in the rapidly declining Telecommunications Services sector. The Fund also was helped by minimal investments in several large pharmaceutical companies where increasing generic competition is significantly slowing their revenue and earnings growth rates.

During the period we repositioned holdings in the Capital Goods sector. General Electric Company was cut back as their power generation business will


Performance Update

[GRAPHIC OF THOMAS A. GUNDERSON, CFA]

THOMAS A. GUNDERSON,
CFA

The Advantus Horizon Fund is a mutual fund designed for investors seeking long-term growth of capital. The Fund plans to achieve its objective by investing in equity securities diversified among individual companies and industries. The Fund invests primarily in dividend-paying and non-dividend-paying common stocks of established companies with strong long-term outlooks. Because dividend yields of these types of companies have fallen below average yield for all companies, however, the Fund has not paid dividends from current income since 1993.

- Dividends paid quarterly.

- Capital gains distributions paid annually.

see business peak sooner than previously anticipated, combined with the lack of clarity in their earnings. Long held Tyco International was completely sold from the Fund due to a major change in the prospects for the company's growth model going forward. Selected high quality industrial names were added such as Illinois Tool Works, Inc., Danaher Corporation, Fastenal Company, and W.W. Grainger, Inc. All of these companies are well positioned to show strong earnings growth when the industrial side of the economy shows strength.

Outlook

We feel that the broader stock market is action better as the economy seems to have found a bottom and is beginning to grow again. As such, many stocks have moved up on the hope that things will get better. The next phase of the market may be the "show me" phase. Companies need to begin to show how the improving economy is helping bottom line results for investors to drive prices higher. Through fundamental research of industries and companies the Advantus Horizon Fund will seek to invest ahead of improving fundamentals to benefit the Fund returns, while maintaining a diversified Fund that will do well regardless of the strength, timing, or duration of the economic rebound.

 *Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                      INVESTMENT IN ADVANTUS HORIZON FUND,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the Russell 1000 Growth Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1992 through March 31, 2002. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through March 31, 2002.

                                     CLASS A

[REPRESENTATION OF LINE CHART]

SEC AVERAGE ANNUAL TOTAL RETURN:

One year                 -7.18%
Five year                 3.25%
Ten year                  6.96%

(Thousands)

                                                                    RUSSELL
                         CLASS A            CPI               1000 GROWTH INDEX
3/31/1992                $9,447           $10,000                    $10,000
9/30/1992                 9,698            10,129                     10,326
9/30/1993                10,549            10,402                     10,942
9/30/1994                10,755            10,761                     12,227
9/30/1995                13,418            10,998                     16,164
9/30/1996                15,729            11,328                     19,622
9/30/1997                19,655            11,579                     26,743
9/30/1998                22,874            11,744                     29,712
9/30/1999                28,533            12,053                     40,067
9/30/2000                34,027            12,451                     49,449
9/30/2001                17,197            12,793                     26,881
3/31/2002                19,593            12,821                     30,150


                                     CLASS B

[REPRESENTATION OF LINE CHART]

SEC AVERAGE ANNUAL TOTAL RETURN:

One year                     -7.39%
Five year                     3.40%
Since inception (8/19/94)     7.59%

(Thousands)

                                                                    Russell
                        Class B             CPI                1000 Growth Index
8/19/1994               $10,000           $10,000                    $10,000
9/30/1994                 9,629            10,067                     10,125
9/30/1995                12,074            10,289                     13,386
9/30/1996                14,221            10,598                     16,249
9/30/1997                17,855            10,833                     22,146
9/30/1998                20,757            10,987                     24,605
9/30/1999                25,759            11,276                     33,181
9/30/2000                30,517            11,659                     40,950
9/30/2001                15,385            11,968                     22,261
3/31/2002                17,464            11,995                     24,968

                                    CLASS C

[REPRESENTATION OF LINE CHART]

SEC AVERAGE ANNUAL TOTAL RETURN:

One year                   -2.42%
Five year                   3.68%
Since inception (3/1/95)    7.32%

(Thousands)

                                                                             RUSSELL
                               CLASS C                CPI              1000 GROWTH INDEX
        3/1/1995               $10,000              $10,000                  $10,000
       9/30/1995                11,844               10,146                   12,331
       9/30/1996                12,668               10,450                   14,969
       9/30/1997                17,084               10,682                   20,402
       9/30/1998                19,863               10,834                   22,667
       9/30/1999                24,595               11,119                   30,567
       9/30/2000                28,945               11,497                   37,724
       9/30/2001                14,519               11,801                   20,508
       3/31/2002                16,490               11,828                   23,001

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TOP TEN STOCK HOLDINGS

                                                             MARKET      % OF STOCK
COMPANY                                        SHARES        VALUE        PORTFOLIO
-------                                        ------        ------       ---------
Pfizer, Inc                                     51,350    $ 2,040,649        5.0%
Microsoft Corporation                           31,659      1,909,354        4.7%
General Electric Company                        48,728      1,824,864        4.5%
Intel Corporation                               54,531      1,658,288        4.1%
Wyeth                                           22,100      1,450,865        3.6%
Johnson & Johnson                               17,700      1,149,615        2.8%
International Business Machines
   Corporation                                  10,000      1,040,000        2.6%
Pepsico, Inc                                    19,610      1,009,915        2.5%
Cisco Systems, Inc                              52,685        891,957        2.2%
Wal-Mart Stores, Inc                            14,200        870,318        2.1%
                                                          -----------       ----
                                                          $13,845,825       34.1%
                                                          ===========       =====

[REPRESENTATION OF PIE CHART]

Health Care                         (21.3%)
Consumer Cyclical                   (13.2%)
Consumer Staples                    (11.4%)
Financial                           (11.1%)
Technology                          (28.5%)
Capital Goods                        (5.4%)
Energy                               (3.1%)
Basic Materials                      (1.3%)
Transportation                       (1.1%)
S&P Depository Receipt               (0.5%)
Communication Services               (0.5%)
Cash and Other Assets/Liabilities    (2.6%)

                                                           ADVANTUS Horizon Fund
                                                       Investments in Securities
                                                                  MARCH 31, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                               MARKET
SHARES                                        VALUE(a)
------                                       ----------
COMMON STOCK (96.9%)
    BASIC MATERIALS (1.3%)
      Chemicals (1.3%)
     4,300   Air Products and
              Chemicals, Inc                 $  222,095
     7,500   Pharmacia
              Corporation                       338,100
                                             ----------
                                                560,195
                                             ----------
    CAPITAL GOODS (5.4%)
      Electrical Equipment (4.4%)
    48,728   General Electric
              Company                         1,824,864
                                             ----------
      Manufacturing (1.0%)
     1,800   Minnesota Mining
              and Manufacturing
              Company                           207,018
     2,900   Illinois Tool Works,
              Inc                               209,815
                                             ----------
                                                416,833
                                             ----------
    COMMUNICATION SERVICES (.5%)
      Telecommunication (.5%)
     5,174   Qualcomm, Inc. (b)                 194,749
                                             ----------
    CONSUMER CYCLICAL (13.2%)
      Auto (.8%)
     3,000   Danaher Corporation                213,060
     2,300   Harley-Davidson, Inc               126,799
                                             ----------
                                                339,859
                                             ----------
      Leisure (.8%)
    12,700   Brunswick
              Corporation                       346,964
                                             ----------
      Lodging-Hotel (.8%)
    23,000   Hilton Hotels                      328,900
                                             ----------
      Retail (8.5%)
    15,900   Bed Bath & Beyond,
              Inc. (b)                          536,625
     1,023   eBay, Inc. (b)                      57,943
    14,800   Family Dollar Stores               495,948
     3,200   Fastenal Company                   241,024
    17,450   Home Depot, Inc                    848,244
     6,900   Kohls Corporation (b)              490,935
    14,200   Wal-Mart Stores, Inc               870,318
                                             ----------
                                              3,541,037
                                             ----------

    CONSUMER CYCLICAL--CONTINUED
      Service (2.3%)
    10,100   Accenture, Ltd                  $  269,670
     7,112   Omnicom Group                      671,373
                                             ----------
                                                941,043
                                             ----------
    CONSUMER STAPLES (11.4%)
      Beverage (4.1%)
     3,400   Anheuser-Busch
              Companies, Inc                    177,480
    19,610   Pepsico, Inc                     1,009,915
     9,600   The Coca-Cola
              Company                           501,696
                                             ----------
                                              1,689,091
                                             ----------
      Broadcasting (.8%)
     6,700   Clear Channel
              Communications,
              Inc. (b)                          344,447
                                             ----------
      Entertainment (.6%)
     5,300   Viacom, Inc. (b)                   256,361
                                             ----------
      Food & Health (.9%)
    12,800   Sysco Corporation                  381,696
                                             ----------
      Household Products (1.1%)
     5,500   Colgate-Palmolive
              Company                           314,325
     1,400   Procter & Gamble
              Company                           126,126
                                             ----------
                                                440,451
                                             ----------
      Retail (.8%)
     8,200   Walgreen Company                   321,358
                                             ----------
      Service (2.1%)
     8,000   Automatic Data
              Processing, Inc                   466,160
    11,700   Concord EFS, Inc. (b)              389,025
                                             ----------
                                                855,185
                                             ----------
      Tobacco (1.0%)
     8,200   Philip Morris
              Companies, Inc                    431,894
                                             ----------
    ENERGY (3.1%)
      Oil & Gas (3.1%)
     6,200    EOG Resources, Inc.               251,472


              See accompanying notes to investments in securities.

ADVANTUS Horizon Fund
Investments in Securities - continued

                                               MARKET
SHARES                                        VALUE(a)
------                                        --------
    ENERGY--CONTINUED
    10,000   Nabors Industries,
              Inc. (b)                       $  422,500
    11,700   Noble Drilling
              Corporation (b)                   484,263
       400   Smith International,
              Inc. (b)                           27,100
     2,878   Veritas DGC, Inc. (b)              126,143
                                             ----------
                                              1,311,478
                                             ----------
    FINANCIAL (11.1%)
      Banks (1.9%)
     8,100   The Bank of New York
              Company, Inc                      340,362
     4,500   Wells Fargo &
              Company                           222,300
     3,800   Zion BanCorporation                225,226
                                             ----------
                                                787,888
                                             ----------
      Consumer Finance (.8%)
     8,900   MBNA Corporation                   343,273
                                             ----------
      Finance-Diversified (2.3%)
     4,700   Fannie Mae                         375,436
     9,500   Freddie Mac                        602,015
                                             ----------
                                                977,451
                                             ----------
      Insurance (2.9%)
     6,900   American International
              Group                             497,766
     5,600   Arthur J. Gallagher &
              Company                           341,600
     3,100   Marsh and McLennan
              Companies, Inc                    349,494
                                             ----------
                                              1,188,860
                                             ----------
      Investment Bankers/Brokers (3.2%)
    17,400   CitiGroup, Inc                     861,648
     2,700   Goldman Sachs
              Group, Inc                        243,675
     4,200   Merrill Lynch &
              Company, Inc                      232,596
                                             ----------
                                              1,337,919
                                             ----------

    HEALTH CARE (21.3%)
      Biotechnology (1.1%)
     4,400   Amgen, Inc. (b)                 $  262,592
     4,000   Genentech, Inc. (b)                201,800
                                             ----------
                                                464,392
                                             ----------
      Drugs (11.0%)
     9,900   Eli Lilly & Company                754,380
    51,350   Pfizer, Inc                      2,040,649
     5,200   Schering-Plough
              Corporation                       162,760
     3,600   Teva Pharmaceutical
              Industries, Ltd. (c)              196,812
    22,100   Wyeth                            1,450,865
                                             ----------
                                              4,605,466
                                             ----------
      Health Care-Diversified (3.7%)
     7,200   Abbott Laboratories                378,720
    17,700   Johnson & Johnson                1,149,615
                                             ----------
                                              1,528,335
                                             ----------
      Medical Products/Supplies (5.5%)
    11,893   Baxter International,
              Inc                               707,871
     4,700   Biomet, Inc                        127,182
     5,700   Laboratory
              Corporation of
              America Holdings                  546,402
    14,400   Medtronic, Inc                     651,024
     7,300   Zimmer Holdings,
              Inc. (b)                          248,565
                                             ----------
                                              2,281,044
                                             ----------
    TECHNOLOGY (28.5%)
      Communications Equipment (.9%)
     5,600   Brocade
              Communication
              Systems, Inc. (b)                 151,200
    20,100   Tellabs, Inc. (b)                  210,447
                                             ----------
                                                361,647
                                             ----------
      Computer Hardware (4.0%)
    20,430   Dell Computer
              Corporation (b)                   533,427
    10,000   International
              Business Machines
              Corporation                     1,040,000
     9,344   Sun Microsystems,
              Inc. (b)                           82,414
                                             ----------
                                              1,655,841
                                             ----------

              See accompanying notes to investments in securities.

                                               MARKET
SHARES                                        VALUE(a)
------                                       ----------
    TECHNOLOGY--CONTINUED
      Computer Networking (3.0%)
     1,126   Affiliated Computer
              Services, Inc. (b)             $   63,202
    52,685   Cisco Systems,
              Inc. (b)                          891,957
     6,500   SEI Investments
              Company                           278,265
     2,083   Yahoo!, Inc. (b)                    38,473
                                             ----------
                                              1,271,897
                                             ----------
      Computer Peripherals (.4%)
    15,700   EMC Corporation (b)                187,144
                                             ----------
      Computer Services & Software (8.1%)
     1,719   Adobe Systems, Inc                  69,258
    20,307   AOL Time Warner,
              Inc. (b)                          480,261
     1,370   Autodesk, Inc                       63,965
     2,485   Cadence Design
              Systems, Inc. (b)                  56,186
       946   Electronic Arts,
              Inc. (b)                           57,517
    31,659   Microsoft
              Corporation (b)                 1,909,354
    23,326   Oracle Systems (b)                 298,573
     4,379   Peoplesoft, Inc                    159,965
     6,089   Siebel Systems,
              Inc.(b)                           198,562
     2,006   Sungard Data
              Systems, Inc. (b)                  66,138
                                             ----------
                                              3,359,779
                                             ----------
      Electrical Instruments (.3%)
     2,142   Agilent Technologies,
              Inc. (b)                           74,884
     1,408   Waters Corporation                  39,382
                                             ----------
                                                114,266
                                             ----------
      Electrical Semiconductor (8.0%)
     2,400   Altera
              Corporation (b)                    52,488
     2,466   Analog Devices,
              Inc. (b)                          111,069
     6,776   Applied Materials,
              Inc. (b)                          367,733

TECHNOLOGY--CONTINUED
     1,774   Broadcom
              Corporation (b)                $   63,687
    54,531   Intel Corporation                1,658,288
     2,288   Linear Technology
              Corporation                       101,175
     2,841   LSI Logic Corporation (b)48,297
     1,532   Microchip Technology,
              Inc. (b)                           64,084
     1,662   National
              Semiconductor
              Corporation (b)                    55,993
     1,381   Novellus Systems,
              Inc. (b)                           74,754
     2,018   RF Micro Devices,
              Inc. (b)                           36,122
    18,987   Texas Instruments,
              Inc                               628,470
     2,279   Xilinx, Inc. (b)                    90,841
                                             ----------
                                              3,353,001
                                             ----------
      Electronics - Computer Distribution (.9%)
     2,222   Maxim Integrated
              Products (b)                      123,788
     4,400   WW Grainger, Inc                   247,412
                                             ----------
                                                371,200
                                             ----------
      Equipment Semiconductor (.6%)
     1,335   KLA-Tencor
              Corporation (b)                    88,777
     4,398   Teradyne, Inc (b)                  173,413
                                             ----------
                                                262,190
                                             ----------
      Service - Data Processing (2.3%)
     4,828   Electronic
              Data Systems
              Corporation                       279,976
     4,900   First Data
              Corporation                       427,525
     1,364   Intuit, Inc                         52,323
     3,600   Paychex, Inc                       142,920
     1,460   Verisign, Inc. (b)                  39,420
                                             ----------
                                                942,164
                                             ----------
    TRANSPORTATION (1.1%)
      Air Freight (.6%)
     7,600   CH Robinson
              Worldwide, Inc                    255,360
                                             ----------

              See accompanying notes to investments in securities.

                                               MARKET
SHARES                                        VALUE(a)
------                                       ----------
    TRANSPORTATION--CONTINUED
      Railroads (.5%)
     5,300   CSX Corporation                 $  201,983
                                             ----------
Total common stock
  (cost: $32,345,588)                        40,377,505
                                             ----------
S&P DEPOSITORY RECEIPT (.5%)
     1,900   S&P Depository
              Receipt                           217,778
                                             ----------
Total S&P Depository Receipt
  (cost: $211,701)                              217,778
                                             ----------

              See accompanying notes to investments in securities.

SHORT-TERM SECURITIES (2.3%)
   557,077   Federated Money Market Obligations Trust - Prime Obligation Fund,
              current rate 1.900%                                                                       $  557,077
     2,068   Provident Institutional Fund - TempFund Portfolio, current rate 1.970%                          2,068
   406,852   Wells Fargo & Company - Cash Investment Fund, current rate 1.698%                             406,852
                                                                                                       -----------
             Total short-term securities (cost: $965,997)                                                  965,997
                                                                                                       -----------
             Total investments in securities (cost: $33,523,286) (d)                                   $41,561,280
                                                                                                       ===========

Notes to Investments in Securities
----------------------------------
(a)  Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c)  The Fund held .5% of net assets in foreign securities as of March 31, 2002.
(d)  At March 31, 2002, the cost of securities for federal income tax purposes was $36,195,220. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
     Gross unrealized appreciation                                                                     $ 7,243,523
     Gross unrealized depreciation                                                                      (1,877,463)
                                                                                                       -----------
     Net unrealized appreciation                                                                       $ 5,366,060
                                                                                                       ===========

                See accompanying notes to financial statements.

ADVANTUS Horizon Fund
Statement of Assets and Liabilities
MARCH 31, 2002
(UNAUDITED)

                                 ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (a) (identified cost: $33,523,286)                                                    $41,561,280
Cash in bank on demand deposit                                                                                4,933
Receivable for Fund shares sold                                                                               1,402
Receivable for investment securities sold                                                                   639,145
Accrued interest receivable                                                                                   2,264
Dividends receivable                                                                                         26,698
Collateral for securities loaned (note 6)                                                                 1,450,143
                                                                                                        -----------
     Total assets                                                                                        43,685,865
                                                                                                        -----------
                                 LIABILITIES
Payable for investment securities purchased                                                                 487,677
Payable for Fund shares redeemed                                                                             15,475
Payable to Adviser                                                                                           51,771
Other payable                                                                                                   584
Payable upon return of securities loaned (note 6)                                                         1,450,143
                                                                                                        -----------
     Total liabilities                                                                                    2,005,650
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                      $41,680,215
                                                                                                        ===========
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of
   $.01 par value                                                                                       $    29,701
   Additional paid-in capital                                                                            48,348,526
   Undistributed net investment loss                                                                       (171,268)
   Accumulated net realized losses from investments                                                     (14,564,738)
   Unrealized appreciation on investments                                                                 8,037,994
                                                                                                        -----------
     Total - representing net assets applicable to outstanding capital stock                            $41,680,215
                                                                                                        ===========
Net assets applicable to outstanding Class A shares                                                     $29,785,541
                                                                                                        ===========
Net assets applicable to outstanding Class B shares                                                     $10,980,717
                                                                                                        ===========
Net assets applicable to outstanding Class C shares                                                     $   913,957
                                                                                                        ===========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 2,069,228                                                               $     14.39
                                                                                                        ===========
   Class B - Shares outstanding 832,211                                                                 $     13.19
                                                                                                        ===========
   Class C - Shares outstanding 68,736                                                                  $     13.30
                                                                                                        ===========

-----------
(a)  Includes securities on loan of $1,421,508

                See accompanying notes to financial statements.

                                                           ADVANTUS Horizon Fund
                                                         Statement of Operations
                                   PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002
                                                                     (UNAUDITED)

Investment income:
   Interest                                                                     $   12,666
   Dividends                                                                       147,683
   Income from securities lending activities                                         1,742
                                                                                ----------
     Total investment income                                                       162,091
                                                                                ----------
Expenses (note 4):
   Investment advisory fee                                                         148,753
   Rule 12b-1 fees - Class A                                                        37,633
   Rule 12b-1 fees - Class B                                                        56,786
   Rule 12b-1 fees - Class C                                                         5,185
   Administrative services fee                                                      37,200
   Transfer agent and shareholder services fees                                    152,094
   Custodian fees                                                                    1,893
   Auditing and accounting services                                                  7,050
   Legal fees                                                                        4,329
   Directors' fees                                                                     451
   Registration fees                                                                25,000
   Printing and shareholder reports                                                 14,795
   Insurance                                                                         1,450
   Other                                                                             5,845
                                                                                ----------
       Total expenses                                                              498,464
   Less fees and expenses waived or absorbed by Adviser                           (165,105)
                                                                                ----------
       Total net expenses                                                          333,359
                                                                                ----------
       Investment loss - net                                                      (171,268)
                                                                                ----------
Realized and unrealized gains on investments:
   Net realized gains on investments (note 3)                                      704,659
   Net change in unrealized appreciation or depreciation on investments          4,870,201
                                                                                ----------
       Net gains on investments                                                  5,574,860
                                                                                ----------
Net increase in net assets resulting from operations                            $5,403,592
                                                                                ==========

                 See accompanying notes to financial statements.

ADVANTUS Horizon Fund
Statements of Changes in Net Assets
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002 AND YEAR ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                            2002           2001
                                                                                       -----------     ------------
Operations:
   Investment loss - net                                                               $  (171,268)    $   (661,808)
   Net realized gain (loss) on investments                                                 704,659      (13,832,622)
   Net change in unrealized appreciation or depreciation
     on investments                                                                      4,870,201      (28,342,114)
                                                                                       -----------     ------------
       Increase (decrease) in net assets resulting from operations                       5,403,592      (42,836,544)
                                                                                       -----------     ------------
Distributions to shareholders from net realized gains on investments:
     Class A                                                                                    --       (9,628,296)
     Class B                                                                                    --       (4,375,595)
     Class C                                                                                    --         (390,723)
                                                                                       -----------     ------------
       Total distributions                                                                      --      (14,394,614)
                                                                                       -----------     ------------
Capital share transactions: (notes 4 and 5):
   Proceeds from sales:
     Class A                                                                             1,276,162        6,031,604
     Class B                                                                               369,274        1,569,835
     Class C                                                                                23,674          270,628
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                                    --        9,409,680
     Class B                                                                                    --        4,048,610
     Class C                                                                                    --          374,664
   Payments for redemption of shares:
     Class A                                                                            (2,933,852)     (12,322,741)
     Class B                                                                            (1,501,997)      (5,184,908)
     Class C                                                                              (227,602)        (537,056)
                                                                                       -----------     ------------
       Increase (decrease) in net assets from capital share transactions                (2,994,341)       3,660,316
                                                                                       -----------     ------------
       Total increase (decrease) in net assets                                           2,409,251      (53,570,842)
Net assets at beginning of period                                                       39,270,964       92,841,806
                                                                                       -----------     ------------
Net assets at end of period (including undistributed net investment
   loss of $171,268 and $0, respectively)                                              $41,680,215     $ 39,270,964
                                                                                       ===========     ============

                 See accompanying notes to financial statements.

                                                           ADVANTUS Horizon Fund
                                                   Notes to Financial Statements
                                                                  MARCH 31, 2002
                                                                     (UNAUDITED)
(1) ORGANIZATION

The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital combined with a moderate level of current income through investment in equity securities.

      The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS Horizon Fund
Notes to Financial Statements - continued

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

   FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      As of September 30, 2001, for federal income tax purposes, the Fund had a capital loss carryover in the amount of $11,027,687, which, if not offset by subsequent capital gains, will expire September 30, 2009 through September 30, 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

   DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

      For the period ended March 31, 2002, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $16,266,326 and $19,303,305, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .65 percent on the next $1 billion in net assets, .60 percent on net assets in excess of $2 billion.

      The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

      The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, outside legal, auditing and accounting services, and other miscellaneous expenses.

     The Fund has entered in a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, the Fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Fund paid a shareholder services fee equal to $5 per shareholder account annually. The Fund also pays Securian Financial Group an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Securian Financial Group provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the advisory agreement, Advantus Captial has voluntarily agreed to absorb all Fund costs and expenses which exceed 1.35% of Class A average daily net assets, 2.10% of Class B average daily net assets, and 2.10% of Class C average daily net assets. During the period ended March 31, 2002, Advantus Capital voluntarily agreed to absorb $165,105 in expenses which were otherwise payable by the Fund.

      For the period ended March 31, 2002, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $33,705.

      As of March 31, 2002 Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole owned 12,853 Class A shares which represents 0.6 percent of the total outstanding Class A shares.

      Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,720.

(5) CAPITAL SHARE TRANSACTIONS

      Transactions in shares for the six month period ended March 31, 2002, and the year ended September 30, 2001, were as follows:

                                                         CLASS A                CLASS B               CLASS C
                                                    -------------------    ------------------     -----------------
                                                      2002       2001       2002       2001        2002      2001
                                                    -------     -------    --------   -------     -------   -------
Sold                                                 89,832     359,055     28,284     92,722      1,792     14,967
Issued for reinvested distributions                      --     466,476         --    216,815         --     20,334
Redeemed                                           (206,587)   (685,126)  (115,254)  (308,878)   (17,461)   (32,274)
                                                   --------    --------   --------   --------    -------    -------
                                                   (116,755)    140,405    (86,970)       659    (15,669)     3,027
                                                   ========    ========   ========   ========    =======    =======

(6) SECURITIES LENDING CONTRACTS

      To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At March 31, 2002, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 2002, securities valued at $1,421,508 were on loan to brokers and the Fund had $1,450,143 in cash collateral.

(7) FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                      CLASS A
                                                        -------------------------------------------------------------------
                                                        PERIOD FROM
                                                         OCTOBER 1,
                                                          2001 TO
                                                         MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                                           2002       ------------------------------------------------------
                                                        (UNAUDITED)       2001       2000       1999        1998       1997
                                                        -----------     -------    -------    -------     -------   -------
Net asset value, beginning of year                        $ 12.63       $ 31.08    $ 26.88    $ 23.59     $ 23.06   $ 23.07
                                                          -------       -------    -------    -------     -------   -------
Income from investment operations:
  Net investment loss                                        (.04)         (.16)      (.28)      (.16)       (.09)     (.08)
  Net gains (losses) on securities
   (both realized and unrealized)                            1.80        (13.38)      5.41       5.77        3.48      4.89
                                                          -------       -------    -------    -------     -------   -------
     Total from investment operations                        1.76        (13.54)      5.13       5.61        3.39      4.81
                                                          -------       -------    -------    -------     -------   -------
  Less distributions:
   Distributions from net realized gains                       --         (4.91)      (.93)     (2.32)      (2.86)    (4.82)
                                                          -------       -------    -------    -------     -------   -------
     Total distributions                                       --            --        .93      (2.32)      (2.86)    (4.82)
                                                          -------       -------    -------    -------     -------   -------
Net asset value, end of year                              $ 14.39       $ 12.63    $ 31.08    $ 26.88     $ 23.59   $ 23.06
                                                          =======       =======    =======    =======     =======   =======
Total return (a)                                            13.94%       (49.46)%    19.26%     24.74%      16.38%    24.96%
Net assets, end of year (in thousands)                    $29,786       $27,603    $63,568    $56,581     $47,183   $40,192
Ratio of expenses to average daily
  net assets (b)(c)                                          1.35%(d)      1.35%      1.33%      1.30%       1.36%     1.43%
Ratio of net investment income (loss)
  to average daily net assets (b)(c)                         (.59)%(d)     (.85)%     (.89)%     (.61)%      (.39)%    (.39)%
Portfolio turnover rate (excluding short-term
  securities)                                                39.9%        129.6%     109.3%      60.1%       72.6%     71.5%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges for period less than one year, total return presented has not been annualized.

(b) The Fund's Adviser voluntarily waived or absorbed $165,105, $284,604, and $90,632 in expenses for the period ended to March 31, 2002 and years ended September 30, 2001, and 2000, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.13%, 1.81% and 1.42% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.36)%, (1.32)% and (.97)%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.88%, 2.56%, and 2.17% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (2.11)%, (2.07)% and (1.72)%, respectively. If Class C shares would have been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.87%, 2.56% and 2.17%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (2.12)%, (2.07)% and (1.72)%, respectively.

                                  CLASS B                                                         CLASS C
-----------------------------------------------------------------  ---------------------------------------------------------------
 PERIOD FROM                                                        PERIOD FROM
  OCTOBER 1,                                                         OCTOBER 1,
   2001 TO                                                            2001 TO
  MARCH 31,                 YEAR ENDED SEPTEMBER 30,                 MARCH 31,              YEAR ENDED SEPTEMBER 30,
    2002       ---------------------------------------------------    2002     ---------------------------------------------------
(UNAUDITED)      2001       2000       1999      1998      1997    (UNAUDITED)  2001       2000      1999       1998       1997
-----------    --------   --------   --------  --------   -------- -----------  -------    -------   -------  -------     --------
  $ 11.62      $ 29.26    $ 25.54    $ 22.65   $ 22.41    $ 22.65    $ 11.71   $ 29.44    $ 25.69   $ 22.79  $ 22.38.     $ 22.67
  -------      -------    -------    -------   -------    -------    -------   --------   --------  -------- --------     --------

     (.09)        (.30)      (.49)      (.32)     (.22)      (.19)      (.10)     (.30)      (.51)     (.36)   (.24).        (.20)

     1.66       (12.43)      5.14       5.53      3.32       4.77       1.69    (12.52)      5.19      5.58     3.51         4.73
  -------      -------    -------    -------   -------    -------    -------   --------   --------  -------- --------     --------
     1.57       (12.73)      4.65       5.21      3.10       4.58       1.59    (12.82)      4.68      5.22   3.27           4.53
  -------      -------    -------    -------   -------    -------    -------   --------   --------  -------- --------     --------

       --        (4.91)      (.93)     (2.32)    (2.86)     (4.82)        --     (4.91)      (.93)    (2.32)   (2.86)       (4.82)
  -------      -------    -------    -------   -------    -------    -------   --------   --------  -------- --------     --------
       --           --       (.93)     (2.32)    (2.86)     (4.82)        --        --       (.93)    (2.32)   (2.86)       (4.82)
  -------      -------    -------    -------   -------    -------    -------   --------   --------  -------- --------     --------
  $ 13.19      $ 11.62    $ 29.26    $ 25.54   $ 22.65    $ 22.41     $13.30    $11.71     $29.44    $25.69   $22.79.      $22.38
  =======      =======    =======    =======   =======    =======    =======   ========   ========  ======== ========     ========
    13.51%      (49.85)%    18.40%     23.93%    15.48%     24.25%     13.58%   (49.84)%    18.37%    23.82%   15.74%       24.03%
  $10,981      $10,679    $26,878    $23,561   $17,100    $11,684     $  914    $  988     $2,396    $2,540   $2,299.      $1,754

     2.10%(d)     2.10%      2.08%      2.04%     2.07%      2.18%      2.10%(d)  2.10%      2.08%     2.04%    2.07%        2.18%

    (1.34)%(d)   (1.60)%    (1.63)%    (1.34)%   (1.11)%    (1.13)%    (1.34)%(d)(1.60)%    (1.63)%   (1.34)%  (1.10)%      (1.14)%

     39.9%       129.6%     109.3%      60.1%     72.6%      71.5%      39.9%    129.6%     109.3%     60.1%    72.6%        71.5%

(c) The Fund's Distributor voluntarily waived $6,809 and $18,019 in Class A distribution fees for the years ended September 30, 1998 and 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37% and 1.48%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.40)% and (.44)%, respectively.

(d)  Adjusted to an annual basis.

ADVANTUS Fund
Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------
William N. Westhoff                      President and                 President, Treasurer and Director,
Age: 54                                  Director since                Advantus Capital Management, Inc.;
                                         July 23, 1998                 Senior Vice President and Treasurer,
                                                                       Minnesota Life Insurance Company;
                                                                       President, MCM Funding 1997-1, Inc. and
                                                                       MCM Funding 1998-1, Inc. (entities holding
                                                                       legal title to mortgages beneficially owned
                                                                       by certain clients of Advantus Capital);
                                                                       Senior Vice President, Global Investments,
                                                                       American Express Financial Corporation,
                                                                       Minneapolis, Minnesota, from August 1994
                                                                       to October 1997

Frederick P. Feuerherm                   Vice President,               Vice President, Assistant Secretary and
Age: 55                                  Director and                  Director, Advantus Capital
                                         Treasurer since               Management, Inc.; Vice President,
                                         July 13, 1994                 Minnesota Life Insurance Company;
                                                                       Vice President and Director,
                                                                       MIMLIC Funding, Inc. (entity holding legal
                                                                       title to bonds beneficially owned by certain
                                                                       clients of Advantus Capital); Vice President
                                                                       and Assistant Secretary, MCM Funding
                                                                       1997-1, Inc. and MCM Funding 1998-1, Inc.
                                                                       (entities holding legal title to mortgages
                                                                       beneficially owned by certain clients of
                                                                       Advantus Capital)

                                                                   ADVANTUS Fund
                                    Directors and Executive Officers - continued

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------
Ralph D. Ebbott                          Director since                Retired, Vice President and Treasurer
Age: 74                                  October 22, 1985              of Minnesota Mining and
                                                                       Manufacturing Company
                                                                       (industrial and consumer products)
                                                                       through June 1989

Charles E. Arner                         Director since                Retired, Vice Chairman of The First
Age: 79                                  April 30, 1986                National Bank of Saint Paul from
                                                                       November 1983 through June 1984;
                                                                       Chairman and Chief Executive Officer

                                                                       of The First National Bank of Saint Paul
                                                                       from October 1980 through
                                                                       November 1983

Ellen S. Berscheid                       Director since                Regents' Professor of Psychology at the
Age: 65                                  October 22, 1985              University of Minnesota

-------------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
-------------------------------------------------------------------------------------------------------------------
Michael J. Radmer                        Secretary since               Partner with the law firm of
Dorsey & Whitney LLP                     April 16, 1998                Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

----------

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

Shareholder Services

The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc./Franklin Advisers, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.3 billion in assets in addition to $11.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

                 (This page has been left blank intentionally.)

               THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND
                MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR
                      ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                     [ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

                     Distributed by:
                     SECURIAN FINANCIAL SERVICES, INC.
                     Securities Dealer, Member NASD/SIPC.
                     Registered Investment Advisor

                     400 Robert Street North, St. Paul, MN 55101-2098 1.888.237.1838
                     3010-2002-1984N

SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                                 PRESORTED STANDARD
ST. PAUL, MN 55101-2098                                 U.S. POSTAGE PAID
                                                          ST. PAUL, MN
                                                         PERMIT NO. 3547


ADDRESS SERVICE REQUESTED




F.48636 Rev. 5-2002